SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which
transaction applies:

(2)	Aggregate number of securities to which
transaction applies:

(3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Retirement Government Money Market Portfolio

Telephone Voting Script

Introduction

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Fidelity Investments following up on a recent proxy mailing they sent you regarding Retirement Government Money Market Portfolio. I'm assisting Fidelity in connection with the proxy vote to approve several important proposals that affect the fund and your investment in it. The shareholder meeting that was initially scheduled for September 13 was postponed for lack of shareholder votes. So you can see that your vote is very important to your fund. I am calling you to encourage you to vote your proxy if you have not yet done so. Voting now will help enable the fund to hold the meeting on October 3rd.

Have you received the proxy material? The original material was mailed in July but you may also have received other mailings since then. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x 9" WHITE envelope P.O. Box 9131 Hingham, MA 02043-0131 return address.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.

Q: Could I please confirm your address for the purpose of sending proxy materials to you?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting September 13th. Inform the shareholder that if he/she wishes to vote by touch tone phone, toll-free he/she may do so using the information located on the proxy card. Thank the shareholder for his/ her time. (End phone call.)

I will have a new proxy package mailed to you. Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for October 3rd. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. Or, you may fax your signed proxy card to 1-888 - 451-VOTE (8683). Or, you can vote by phone by calling Fidelity's proxy solictors, D.F. King, at 1 800-848-3155, 8am-8pm, Eastern Time: MONDAY - FRIDAY only. Thank you for your time this evening. (End call.)

If YES: Q: Have you reviewed the material?

If NO: Please review the material at your earliest convenience and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled on September 13th. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. If you would like to vote by fax, you may fax your signed proxy card to 1-888-451-8683. Or, you can vote by phone by calling Fidelity's proxy solictors, D.F. King, at 1 800-848-3155, 8am-8pm, Eastern Time: MONDAY - FRIDAY only.

If YES: Do you have any questions?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-544-3198, introduce the customer, and transfer the call. (End call.)

I'd be glad to transfer you to a Fidelity representative right now to help answer your questions. Please hold while I call Fidelity. (Once Fidelity rep answers and customer is still on hold ==> This is ______from DF King. We are assisting Fidelity in calling Retirement Government Money Market Portfolio shareholders to encourage them to vote the proxy that was recently mailed to them. I have a shareholder on hold and they have further questions I am unable to answer. Could you please speak to him/her? (Then conference call in customer and introduce customer to Fidelity rep ==> Hello, Mr./Ms. ______, I have ________ from Fidelity on the line and he/she'll be happy to help answer your questions. Thank you. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-544-3198. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile:

Thank the shareholder for his/ her time. (End phone call.)

Okay, I will give you Fidelity's phone number in case you'd like to call them at another time. The phone number is 1-800-544-3198.

Thank you for your time this evening. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

If the shareholder asks how the Board of Trustees voted,

inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

To facilitate your voting of the proxy, you can vote now by telephone. If you would like to vote by telephone, the next part of our call will be recorded. This is to ensure accuracy of your vote. Also, we will be sending you a confirmation letter for your records with a phone number to call in case any error was made in recording your vote, or if you wish to change your vote for any reason.

Would you like to vote now by telephone?

If NO: Politely refer him/her to Fidelity at 1-800-

544-3198. (End call)

If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposals.

Could I please have the last four digits of your social security number? (If it doesn't match, ask for the last four digits of the social security number on the account.)

(If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail or touch tone phone, toll-free.)

I understand that you may feel uncomfortable giving part of your social security number over the phone. It is part of our required procedures, however, to ensure proper identification before we take any votes over the phone. Is this OK with you? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

Agrees to Give Last Four Digits of SSN:

Now I will read you the proposals and ask you whether you vote "For", "Against", or "Abstain".

Retirement Government Money Market Portfolio

The proposals are

1. To elect a Board of Trustees.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

3. To authorize the Trustees to adopt an amended and restated Trust Instrument.

4. To approve an amended management contract for each fund.

5. To amend each fund's fundamental investment limitation concerning diversification.

6. To amend each fund's fundamental investment limitation concerning underwriting.

7. To amend each fund's fundamental investment limitation concerning concentration.

Do you vote "For", "Against" or "Abstain?"

Thank you. As I mentioned, I'll be sure to send a confirmation of your vote to you by mail. Thanks for your time this evening. (End call.)

Does Not Agree to Give Last Four Digits of SSN: Unfortunately, I will not be able to take your vote over the phone. What I can do is have a new proxy package mailed to you. Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for October 3. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. If you would like to vote by fax, you may fax your signed proxy card to 1-888-451-VOTE (8683). . Or, you can vote by phone by calling Fidelity's proxy solictors, D.F. King, at 1 800-848-3155, 8am-8pm, Eastern Time: MONDAY - FRIDAY only.

Thank you for your time this evening. (End call.)

Retirement Government Money Market Portfolio

Log Sheet

Date__________________

DF King Rep_________________

Address Correction

Social Security No. (record from database; do not ask shareholder)________________

Shareholder Name_______________________________________________________

Street Address _________________________________________________________

City_________________________ State_____________ Zip Code_________________

Materials to Be Sent

Proxy Card Only ________

Full Proxy Kit __________

Comments

Notable Shareholder Response____________________________________________

_____________________________________________________________________

_____________________________________________________________________

Other Comments________________________________________________________

______________________________________________________________________

______________________________________________________________________

Was Shareholder Transferred to Fidelity Representative? Yes_______ No________

Retirement Government Money Market Portfolio

Script for Leaving a Message on an Answering Machine

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Fidelity Investments following up on a recent proxy mailing they sent you regarding Retirement Government Money Market Portfolio. I'm assisting Fidelity in connection with the proxy vote to approve several important proposals that affect the fund and your investment in it. The shareholder meeting, initially scheduled for September 13 was postponed for lack of shareholder votes. The new meeting date is October 3rd. So you can see that your vote is very important to your fund. I am calling you to encourage you to vote your proxy if you have not yet done so.

As an owner of Retirement Government Money Market Portfolio, you should have received proxy materials in the mail. At your earliest convenience, please sign, date and mail the proxy card in the return envelope provided to you. If you have any questions about the proposals or did not receive any proxy material, please call Fidelity at 1-800 544-3198. Or to vote by phone, please call D.F. King, Fidelity's proxy solicitators,

1 800-848-3155, 8am-8pm, Eastern Time: MONDAY - FRIDAY only.

Q&A

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1. To elect a Board of Trustees.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

3. To authorize the Trustees to adopt an amended and restated Trust Instrument.

4. To approve an amended management contract for each fund.

5. To amend each fund's fundamental investment limitation concerning diversification.

6. To amend each fund's fundamental investment limitation concerning underwriting.

7. To amend each fund's fundamental investment limitation concerning concentration.

What role does the Board play? (Proposal 1)

The Trustees oversee the investment policies of each fund. Members of the Board are experienced executives who have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities and fees, and review the fund's contracts with Fidelity and other service providers. Nine of the twelve Trustees are not affiliated with Fidelity.

Why are we voting on the independent accountants and what is their role? (Proposal 2)

As part of the normal agenda of shareholder meetings, shareholders are asked to vote on the independent accountants any time the Trustees are elected. The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

Why are the funds proposing to adopt an amended and restated Trust Instrument? (Proposal 3)

The new Trust Instrument gives the Trustees more flexibility, and, subject to the applicable requirements of the Investment Company Act of 1940 (1940 Act) and Delaware law, broader authority to act. This increased flexibility will allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and, as a consequence, will allow the funds to operate in a more efficient and economical manner. Adoption of the new Trust Instrument will not alter the Trustees' existing fiduciary obligations to act in the best interest of the funds' shareholders and will not result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectuses. Please review the proxy statement for specific details.

Why are Retirement Government Money Market Portfolio and Retirement Money Market Portfolio proposing amended management contracts? (Proposal 4)

The amended management contracts modify the list of expenses borne directly by each fund under its present management contract to include annual premiums, if any, for insurance coverage provided by a mutual insurance company. Each fund's amended management contract also allows FMR and the trust, on behalf of each fund, to modify each fund's management contract subject to the requirements of the 1940 Act. Please refer to the proxy statement for specific details of the fund's amended management contract proposal.

Why was the mutual insurance company formed, and what type of losses will it cover for the fund? (Proposal 4)

The funds attempt to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events such as the default of a security in a fund's portfolio could cause a fund to sustain a loss that results in the net asset value of a fund falling below $1.00 per share. A fund may obtain insurance to minimize, but not eliminate, the risk of such a loss. Because insurance provided directly by a third-party insurer can be expensive, FMR has established its own captive mutual insurance company to offer insurance to Fidelity money market funds effective January 1, 1999.

The mutual insurance company currently provides participating Fidelity money market funds with limited coverage (initially up to $100 million annually) against credit defaults and similar losses on securities in their investment portfolios. Certain other losses, such as those due to interest rate fluctuations, are not covered, and despite insurance coverage, the fund's net asset value could fall below $1.00 per share. Please refer to the proxy statement for specific details of the fund's insurance coverage.

Has the fund already begun paying the annual premium for the insurance coverage? (Proposal 4)

FMR currently bears the cost of the annual premiums for each fund. If shareholders approve the amended management contract, FMR will continue to bear such costs until December 31, 2003 for each fund. Any Fidelity money market fund that participates in the insurance coverage will be required to pay the annual premiums beginning in 2004.

Why are the funds proposing to amend their fundamental investment limitations concerning diversification, underwriting and concentration? (Proposals 5, 6, 7)

These standard proposals would permit each fund to invest more significantly in the securities of other investment companies (the legal term for mutual funds and similar entities), if appropriate. Currently, under an exemptive order from the SEC, each fund may invest in money market or short-term bond funds managed by Fidelity, subject to restrictions. The Trustees would permit the more significant investment in other investment companies if they determined it was in the best interests of each fund and its shareholders.

Has the fund's Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is July 17, 2000.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Retirement Money Market Portfolio

Telephone Voting Script

Introduction

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Fidelity Investments following up on a recent proxy mailing they sent you regarding Retirement Money Market Portfolio. I'm assisting Fidelity in connection with the proxy vote to approve several important proposals that affect the fund and your investment in it. The shareholder meeting that was initially scheduled for September 13 was postponed for lack of shareholder votes. So you can see that your vote is very important to your fund. I am calling you to encourage you to vote your proxy if you have not yet done so. Voting now will help enable the fund to hold the meeting on October 3rd.

Have you received the proxy material? The original material was mailed in July but you may also have received other mailings since then. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x 9" WHITE envelope P.O. Box 9131 Hingham, MA 02043-0131 return address.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.

Q: Could I please confirm your address for the purpose of sending proxy materials to you?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting September 13th. Inform the shareholder that if he/she wishes to vote by touch tone phone, toll-free he/she may do so using the information located on the proxy card. Thank the shareholder for his/ her time. (End phone call.)

I will have a new proxy package mailed to you. Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for October 3rd. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. Or, you may fax your signed proxy card to 1-888 - 451-VOTE (8683). Or, you can vote by phone by calling Fidelity's proxy solictors, D.F. King, at 1 800-848-3155, 8am-8pm, Eastern Time: MONDAY - FRIDAY only. Thank you for your time this evening. (End call.)

If YES: Q: Have you reviewed the material?

If NO: Please review the material at your earliest convenience and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled on September 13th. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. If you would like to vote by fax, you may fax your signed proxy card to 1-888-451-8683. Or, you can vote by phone by calling Fidelity's proxy solictors, D.F. King, at 1 800-848-3155, 8am-8pm, Eastern Time: MONDAY - FRIDAY only.

If YES: Do you have any questions?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-544-3198, introduce the customer, and transfer the call. (End call.)

I'd be glad to transfer you to a Fidelity representative right now to help answer your questions. Please hold while I call Fidelity. (Once Fidelity rep answers and customer is still on hold ==> This is ______from DF King. We are assisting Fidelity in calling Retirement Money Market Portfolio shareholders to encourage them to vote the proxy that was recently mailed to them. I have a shareholder on hold and they have further questions I am unable to answer. Could you please speak to him/her? (Then conference call in customer and introduce customer to Fidelity rep ==> Hello, Mr./Ms. ______, I have ________ from Fidelity on the line and he/she'll be happy to help answer your questions. Thank you. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-544-3198. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile:

Thank the shareholder for his/ her time. (End phone call.)

Okay, I will give you Fidelity's phone number in case you'd like to call them at another time. The phone number is 1-800-544-3198.

Thank you for your time this evening. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

If the shareholder asks how the Board of Trustees voted,

inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

To facilitate your voting of the proxy, you can vote now by telephone. If you would like to vote by telephone, the next part of our call will be recorded. This is to ensure accuracy of your vote. Also, we will be sending you a confirmation letter for your records with a phone number to call in case any error was made in recording your vote, or if you wish to change your vote for any reason.

Would you like to vote now by telephone?

If NO: Politely refer him/her to Fidelity at 1-800-544-3198. (End call)

If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposals.

Could I please have the last four digits of your social security number? (If it doesn't match, ask for the last four digits of the social security number on the account.)

(If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail or touch tone phone, toll-free.)

I understand that you may feel uncomfortable giving part of your social security number over the phone. It is part of our required procedures, however, to ensure proper identification before we take any votes over the phone. Is this OK with you? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

Agrees to Give Last Four Digits of SSN:

Now I will read you the proposals and ask you whether you vote "For", "Against", or "Abstain".

Retirement Money Market Portfolio

The proposals are

8. To elect a Board of Trustees.

9. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

10. To authorize the Trustees to adopt an amended and restated Trust Instrument.

11. To approve an amended management contract for each fund.

12. To amend each fund's fundamental investment limitation concerning diversification.

13. To amend each fund's fundamental investment limitation concerning underwriting.

14. To amend each fund's fundamental investment limitation concerning concentration.

Do you vote "For", "Against" or "Abstain?"

Thank you. As I mentioned, I'll be sure to send a confirmation of your vote to you by mail. Thanks for your time this evening. (End call.)

Does Not Agree to Give Last Four Digits of SSN: Unfortunately, I will not be able to take your vote over the phone. What I can do is have a new proxy package mailed to you. Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for October 3. If you would like to vote by touch tone phone, toll-free, follow the instructions on your proxy card. If you would like to vote by fax, you may fax your signed proxy card to 1-888-451-VOTE (8683). . Or, you can vote by phone by calling Fidelity's proxy solictors, D.F. King, at 1 800-848-3155, 8am-8pm, Eastern Time: MONDAY - FRIDAY only.

Thank you for your time this evening. (End call.)

Retirement Money Market Portfolio

Log Sheet

Date__________________

DF King Rep_________________

Address Correction

Social Security No. (record from database; do not ask shareholder)________________

Shareholder Name_______________________________________________________

Street Address _________________________________________________________

City_________________________ State_____________ Zip Code_________________

Materials to Be Sent

Proxy Card Only ________

Full Proxy Kit __________

Comments

Notable Shareholder Response____________________________________________

_____________________________________________________________________

_____________________________________________________________________

Other Comments________________________________________________________

______________________________________________________________________

______________________________________________________________________

Was Shareholder Transferred to Fidelity Representative? Yes_______ No________

Retirement Money Market Portfolio

Script for Leaving a Message on an Answering Machine

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Fidelity Investments following up on a recent proxy mailing they sent you regarding Retirement Government Money Market Portfolio. I'm assisting Fidelity in connection with the proxy vote to approve several important proposals that affect the fund and your investment in it. The shareholder meeting, initially scheduled for September 13 was postponed for lack of shareholder votes. The new meeting date is October 3rd. So you can see that your vote is very important to your fund. I am calling you to encourage you to vote your proxy if you have not yet done so.

As an owner of Retirement Government Money Market Portfolio, you should have received proxy materials in the mail. At your earliest convenience, please sign, date and mail the proxy card in the return envelope provided to you. If you have any questions about the proposals or did not receive any proxy material, please call Fidelity at 1-800 544-3198. Or to vote by phone, please call D.F. King, Fidelity's proxy solicitators,

1 800-848-3155, 8am-8pm, Eastern Time: MONDAY - FRIDAY only.

Q&A

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1. To elect a Board of Trustees.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

3. To authorize the Trustees to adopt an amended and restated Trust Instrument.

4. To approve an amended management contract for each fund.

5. To amend each fund's fundamental investment limitation concerning diversification.

6. To amend each fund's fundamental investment limitation concerning underwriting.

7. To amend each fund's fundamental investment limitation concerning concentration.

What role does the Board play? (Proposal 1)

The Trustees oversee the investment policies of each fund. Members of the Board are experienced executives who have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities and fees, and review the fund's contracts with Fidelity and other service providers. Nine of the twelve Trustees are not affiliated with Fidelity.

Why are we voting on the independent accountants and what is their role? (Proposal 2)

As part of the normal agenda of shareholder meetings, shareholders are asked to vote on the independent accountants any time the Trustees are elected. The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

Why are the funds proposing to adopt an amended and restated Trust Instrument? (Proposal 3)

The new Trust Instrument gives the Trustees more flexibility, and, subject to the applicable requirements of the Investment Company Act of 1940 (1940 Act) and Delaware law, broader authority to act. This increased flexibility will allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and, as a consequence, will allow the funds to operate in a more efficient and economical manner. Adoption of the new Trust Instrument will not alter the Trustees' existing fiduciary obligations to act in the best interest of the funds' shareholders and will not result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectuses. Please review the proxy statement for specific details.

Why are Retirement Government Money Market Portfolio and Retirement Money Market Portfolio proposing amended management contracts? (Proposal 4)

The amended management contracts modify the list of expenses borne directly by each fund under its present management contract to include annual premiums, if any, for insurance coverage provided by a mutual insurance company. Each fund's amended management contract also allows FMR and the trust, on behalf of each fund, to modify each fund's management contract subject to the requirements of the 1940 Act. Please refer to the proxy statement for specific details of the fund's amended management contract proposal.

Why was the mutual insurance company formed, and what type of losses will it cover for the fund? (Proposal 4)

The funds attempt to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events such as the default of a security in a fund's portfolio could cause a fund to sustain a loss that results in the net asset value of a fund falling below $1.00 per share. A fund may obtain insurance to minimize, but not eliminate, the risk of such a loss. Because insurance provided directly by a third-party insurer can be expensive, FMR has established its own captive mutual insurance company to offer insurance to Fidelity money market funds effective January 1, 1999.

The mutual insurance company currently provides participating Fidelity money market funds with limited coverage (initially up to $100 million annually) against credit defaults and similar losses on securities in their investment portfolios. Certain other losses, such as those due to interest rate fluctuations, are not covered, and despite insurance coverage, the fund's net asset value could fall below $1.00 per share. Please refer to the proxy statement for specific details of the fund's insurance coverage.

Has the fund already begun paying the annual premium for the insurance coverage? (Proposal 4)

FMR currently bears the cost of the annual premiums for each fund. If shareholders approve the amended management contract, FMR will continue to bear such costs until December 31, 2003 for each fund. Any Fidelity money market fund that participates in the insurance coverage will be required to pay the annual premiums beginning in 2004.

Why are the funds proposing to amend their fundamental investment limitations concerning diversification, underwriting and concentration? (Proposals 5, 6, 7)

These standard proposals would permit each fund to invest more significantly in the securities of other investment companies (the legal term for mutual funds and similar entities), if appropriate. Currently, under an exemptive order from the SEC, each fund may invest in money market or short-term bond funds managed by Fidelity, subject to restrictions. The Trustees would permit the more significant investment in other investment companies if they determined it was in the best interests of each fund and its shareholders.

Has the fund's Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is July 17, 2000.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."